SUPPLEMENT TO THE

FIDELITY® NEW YORK MUNICIPAL MONEY MARKET FUND AND

SPARTAN® NEW YORK MUNICIPAL MONEY MARKET FUND

Funds of Fidelity New York Municipal Trust II

STATEMENT OF ADDITIONAL INFORMATION

March 29, 2004

The following information has been removed from the "Trustees and Officers" section on page 31.

Jennifer S. Taub (37)

Year of Election or Appointment: 2003

Assistant Vice President of New York Municipal Money Market and Spartan New York Municipal Money Market. Ms. Taub is Assistant Vice President of Fidelity's Fixed-Income Funds (2003), Assistant Secretary of FIMM (2003), and is an employee of FMR.

Effective March 18, 2004, Ms. Monasterio serves as Deputy Treasurer. The following information supplements similar information found in the "Trustees and Officers" section beginning on page 27.

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of New York Municipal Money Market and Spartan New York Municipal Money Market. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

NYSB-04-01 June 24, 2004
1.475780.112

Effective April 15, 2004, Mr. Lydecker serves as Assistant Treasurer. The following information supplements similar information found in the "Trustees and Officers" section beginning on page 27.

Peter L. Lydecker (50)

Year of Election or Appointment: 2004

Assistant Treasurer of New York Municipal Money Market and Spartan New York Municipal Money Market. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

The following information replaces the third paragraph found under the "Voting Rights" heading in the "Description of the Trust" section on page 47.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.